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Exhibit 10.4

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation in the Registration Statement dated July 13, 2001 on Form 20-F of our report dated July 1, 2000, on the consolidated balance sheets of Tracer Technologies, Inc. and subsidiary as of March 31, 2000, 1999 and 1998, and the related consolidated statements of income and retained earnings, changes in stockholders' equity and cash flows for the three years then ended, which appears in the Form 20-F of BakBone Software Incorporated.

/s/ Gold, Leins & Adoff

Rockville, Maryland
July 11, 2001

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  Exhibit 10.4
INDEPENDENT AUDITORS' CONSENT